CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Michael J. Smith, President and Chief Financial Officer of TriMaine Holdings, Inc. (the "Corporation"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  (1) the Quarterly Report on Form 10-Q of the Corporation for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated:  May  15,  2003


                                           /s/  Michael  J.  Smith
                                           --------------------------
                                           Michael  J.  Smith
                                           President  and
                                           Chief  Financial  Officer